Page numbered in accordance with Rule 0-3(b). Page 1 of 5.
                    The Exhibit Index can be found on Page 3.

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

      Date of Report (Date of earliest event reported): September 27, 1996

                            AW Computer Systems, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

         New Jersey                     0-10329                   22-1991981
         ----------                     -------                   ----------
(State or other jurisdication    (Commission File Number)       (IRS Employer
       of incorporation)                                        Identification
                                                                    Number)


             9000A Commerce Parkway, Mount Laurel, New Jersey 08054
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code: (609) 234-3939



                                       N/A
                           -----------------------------
         (Former name or former address, if changed since last report.)

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Item 5.   Other Events

          On September 20, 1996, the Company consummated the private placement of 1,678,023 Class A Common Shares to a limited number of qualified investors, including certain officers and directors of the Company, as listed in the table below. The price per share was $1.00, or an aggregate consideration of $1,678,023. The proceeds of the private placement will be used to finance on-going operations and the development of new products. The securities sold in this private transaction are not registered for public sale under the Securities Act of 1933 or any state securities law. The purchasers were granted certain registration rights commencing on or after September 1, 1997.

Item 7.  Exhibits

          10A-3 Form of Subscription Agreement between the Company and the purchasers of 1,678,023 Class A Common Shares and Warrants.


                                   Signatures

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                       AW COMPUTER SYSTEMS, INC.
                                                                    (REGISTRANT)


Date: September 20, 1996                               /s/Charles Welch
                                                       Charles Welch
                                                       CEO/President

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                                  EXHIBIT INDEX

10A-3     Form of Subscription Agreement between            Page 4.
          the Company and the purchasers of
          1,678,023 Class A Common Shares.

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                                                                   EXHIBIT 10A-3
September 20, 1996




AW Computer Systems, Inc.
9000 A Commerce Parkway
Mount Laurel, NJ  08054

ATTN:    Charles J. McMullin
         Chairman

RE:      Subscription Agreement

Dear Mr. McMullin:

The undersigned, (the "Purchaser"), hereby subscribes for, and is purchasing on the date hereof, ________ Class A Common Shares (the "Securities") of AW
Computer Systems, Inc. (the "Company") at the price of $1.00 per share, for an aggregate consideration of $ ________. The Purchaser is acquiring the Securities solely for its own account and not with a view to their distribution within the meaning of the Securities Act of 1933 and the Rules and Regulations thereunder
(collectively, the "Act").

The Company represents that the Securities have been duly authorized, validly issued, fully paid, and are non-assessable.

The Purchaser represents that its present and anticipated financial position permits it to purchase the Securities and to hold such Securities indefinitely for investment purposes.

The Purchaser acknowledges that:

(a) The availability of the exemption from registration under the Act relied upon by the Company in issuing these Securities is dependent, in part, upon the truth of the representations made herein;

(b) It is thoroughly familiar with the proposed business of the Company and has made all investigations which it deems necessary or desirable;

(c) The Securities are not registered under the Act or under any applicable state securities law and must be held indefinitely unless they are subsequently so registered or unless an exemption from such registration is available.

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(d)  Purchaser may, after September 1, 1997, request in writing that the Company cause a  registration  statement  to be filed with the  Securities  and Exchange
Commission under the Securities Act of 1933 with respect to the shares purchased under this Subscription Agreement ("Agreement"). The Company shall use its best efforts to cause all ________ Class A Common Shares purchased under this Agreement to be registered under the Act as soon as practicable after receipt of such request. The Company will use its best efforts to comply with the State
"Blue Sky" laws for the purpose of enabling the sale of the Shares in the following states: West Virginia, Pennsylvania, Florida, New York and New Jersey.
The Company will provide the Purchaser with five copies of the prospectus contained in the registration statement and other such documents as Purchaser may reasonably request in order to facilitate the public sale or other disposition of the Class A Common Shares. The Company will promptly notify
Purchaser as to the effective date of the registration statement. Purchaser agrees to provide the Company with such information which may be required for the registration statement.

(e)  Purchaser shall pay all underwriting discounts and commissions with respect to the  Class A Common  Shares  covered  hereby,  and fees and  expenses  of the
Purchasers   counsel.   The  Company  will  pay  all  federal  filing  fees  and
registration  fees, all fees and expenses of complying  with federal  securities laws,  and all "Blue Sky" filing fees and all other  expenses of complying  with the state "Blue Sky" laws,  duplication  expenses,  and the fees and expenses of corporate consultants, counsel and accountants. At the request of the Purchaser, the Company  will use its best efforts to comply with the "Blue Sky" laws of any additional  states named by the Purchaser.  Purchaser  shall pay filing fees and expenses  of  complying  with  "Blue  Sky"  laws in any  additional  states  not appearing in paragraph (d).

(f) Each certificate representing the Securities will bear the following legend attention to the restrictions on its transferability;

     The securities evidenced by this certificate have not been registered under the Securities Act of 1933 or under any applicable state securities law, and may not be transferred except upon delivery to the Corporation of an opinion of counsel satisfactory in form and substance to it that such transfer will not violate the Securities Act of 1933, as amended, or any applicable state securities law;

(g) If, at a time when registration is required, it is legally permissible for the Purchaser to sell the Securities privately without registration, any securities so sold will be restricted in the hands of the purchaser.


     Sincerely,                                   Receipt Acknowledged:


__________________________                        ______________________________
                                                  Mr. Charles J. McMullin
                                                  Chairman
                                                  AW Computer Systems, Inc.



